Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jose Galarza, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of KALMIN CORP.  for the year ended  August 31,  2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KALMIN CORP.

December 6, 2017

                                                                 By:            /s/ Jose Galarza

                                                                 Name:  Jose Galarza

                                                                 Title:  President, Treasurer, Secretary and Director

                                                                (Principal Executive, Financial and Accounting Officer)